                                                                   EXHIBIT 10.32

                                                                  EXECUTION COPY

                       ASSIGNMENT AND ASSUMPTION AGREEMENT

            THIS ASSIGNMENT AND ASSUMPTION  AGREEMENT (this "AGREEMENT") is made as of January 12, 2004, by and between Catskill Development,  L.L.C., a New York limited liability company (the  "ASSIGNOR"),  and Monticello Casino  Management,
LLC, a New York  limited  liability  company  ("MONTICELLO"),  pursuant  to that certain Amended and Restated Securities Contribution  Agreement,  dated December
12, 2003, by and between  Empire  Resorts,  Inc.;  Alpha  Monticello,  Inc., the
Assignor, Americas Tower Partners, Monticello Realty L.L.C., Watertone Holdings,
LP, New York Gaming,  LLC,  Fox-Hollow  Lane, LLC,  Shamrock  Strategies,  Inc.,
Clifford A. Ehrlich,  BKB,  LLC,  Robert A. Berman,  Philip B. Berman,  Scott A.
Kaniewski,  Kaniewski Family Limited  Partnership and KFP Trust (the "SECURITIES
CONTRIBUTION  AGREEMENT").  Capitalized  terms  used  herein  and not  otherwise defined shall have the meanings assigned to them in the Securities  Contribution
Agreement.

            ASSIGNMENT  OF  ASSETS.  For good and  valuable  consideration,  the receipt and sufficiency of which are hereby  acknowledged,  Assignor does hereby grant, sell, assign, transfer, convey and set over to Monticello, its successors and  assigns,  all of its  assets and  liabilities  relating  to the  Assignor's harness, horse racing and other pari-mutuel and gaming operations except for (i)
its  ownership  interests  in any of its  subsidiaries,  (ii) its real  property interest  in 229 acres of land in  Monticello,  New York and  (iii)  its  claims related to the Litigation (collectively,  the "Assigned Assets"), to have and to hold the same unto Monticello, its successors and assigns, forever.

            ASSUMPTION OF LIABILITIES. For good and valuable consideration,  the receipt and  sufficiency  of which are hereby  acknowledged,  Monticello  hereby assumes  and  agrees  to be bound by and to pay and  otherwise  to  perform  and discharge all  liabilities  and  obligations of any kind and nature relating to, arising from or in connection  with the Assigned  Assets.  Without  limiting the foregoing,  solely with respect to Assignor's  rights and  obligations  that are assigned to Monticello and not otherwise retained by Assignor or its affiliates,
Monticello  hereby assumes and agrees to be bound by and to discharge  according to their terms all of Assignor's  liabilities  and  obligations  under contracts that are included in the Assigned Assets.

            ADDITIONAL DOCUMENTS.  Each party hereby agrees to perform,  execute and/or deliver or cause to be performed,  executed and/or  delivered any and all such  further  agreements  and  assurances  (including,  but not limited to, all necessary  waivers,  consents,  approvals from third parties and permits) as the
other  party  hereto  may   reasonably   request  to  more  fully  complete  the
transactions contemplated hereby.

            SUCCESSORS.  This  Agreement  shall be  binding  on and inure to the benefit of the successors and assigns of the parties hereto.

            INTERPRETATIONS.  The  headings of the  sections  contained  in this
Agreement  are  solely for  convenience  of  reference  and shall not affect the meaning or interpretation of this Agreement.

            COUNTERPARTS.  This Agreement may be executed  simultaneously in any number of  counterparts,  each of which need not contain the  signature  of more than one party and each of which shall be deemed an  original,  and all of which together shall  constitute one and the same  instrument,  binding upon the other party. This Agreement may be executed by facsimile,  with such facsimile copy to serve as  conclusive  evidence of the consent  and  ramification  of the matters contained herein by the parties hereto.

            GOVERNING  LAW. This Agreement and the legal  relations  between the parties  will be governed by and  construed in  accordance  with the laws of the
State of New York  applicable to contracts  made and performed in such State and without  regard  to  conflicts  of law  doctrines  unless  certain  matters  are preempted by federal law.

                            [SIGNATURE PAGE FOLLOWS]

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            IN WITNESS WHEREOF,  the parties hereto have executed this Agreement as of the date first written above.

                                 CATSKILL DEVELOPMENT, L.L.C.

                                 By:  /s/ Morad Tahbaz
                                      -----------------------------------
                                      Name:  Morad Tahbaz
                                      Title:

                                 MONTICELLO CASINO MANAGEMENT, LLC

                                 By:  /s/ Thomas W. Aro
                                      ----------------------------------
                                      Name: Thomas W. Aro
                                      Title:

                      ASSIGNMENT AND ASSUMPTION AGREEMENT